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                                                                       EXHIBIT 1


                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (this "Agreement") is made as of the 26th day of March, 1997 by and between Transworld Home HealthCare, Inc., a New York corporation (the "Company"), and Hyperion Partners II L.P., a Delaware limited partnership (the "Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       Purchase and Sale of Shares.

                  1.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), the Investor agrees to purchase and the Company agrees to sell and issue to the Investor 1,234,176 shares (the "Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock"). As full payment for the Shares, the Investor agrees to assign and transfer to the Company, without recourse and without representation or warranty (except as expressly set forth herein), the following:

                           (a) $12,396,948 of face amount of accounts receivable
                  originally owed by Health Management, Inc. ("HMI") to FoxMeyer Corporation and its subsidiaries and incurred on or before November 13, 1996, and assigned to the Investor by California Golden State Finance Company pursuant to an Agreement of Transfer of Receivables dated November 19, 1996, a copy of which has been provided to the Company, together with any rights of the Investor under such Agreement that are assignable (the "FoxMeyer Receivable"); and

                           (b) $2,800,000 of face amount of accounts receivable
                  originally owed by HMI to Bindley Western Industries, Inc. ("Bindley") and assigned to the Investor by Bindley pursuant to a Purchase and Sale Agreement dated December 20, 1996, a copy of which has been provided to the Company, together with any rights of the Investor under such Agreement that are assignable (the "Bindley Receivable" and, together with the FoxMeyer Receivable, the "HMI Receivables").

                  1.2 Closing. The purchase and sale of the Shares shall take place at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York 10036, within 15 days following the satisfaction of the conditions set forth in Sections 4 and 5, or at such other time and place as the Company and the Investor mutually agree upon orally or in writing (which time and place are designated as
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         the "Closing"). At the Closing, in addition to satisfying the other conditions set forth herein, the Company shall deliver to the Investor one or more certificates representing the Shares, against delivery to the Company by the Investor of a duly executed instrument assigning the HMI Receivables to the Company.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to, and agrees with, the Investor that:

                  2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Company has all requisite power and authority to own, lease, license and use its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company has all requisite power and authority to enter into and perform this Agreement and the transactions contemplated hereby.

                  2.2 Authorization. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, sale, issuance and delivery of the Shares has been taken, except for the approval of the shareholders of the Company which is required by Rule 4460(i)(1)(C)(i) of the National Association of Securities Dealers, Inc. (the "NASD") for continued trading of the Company's securities on the National Association of Securities Dealers Automated Quotation/National Market System ("Shareholder Approval"). This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as enforceability may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  2.3      Valid Issuance of Shares.

                  (a) The Shares, when issued, sold and delivered in accordance with the terms hereof and for the consideration expressed herein, (i) will be duly and validly issued and fully paid and nonassessable, (ii) will be free of any pledges, liens, security interests, claims or other encumbrances of any kind, (iii) will be issued in compliance with all applicable federal and state securities laws, and (iv) will not be issued in violation of any preemptive

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         rights of shareholders.  The Shares have been duly and
         validly reserved for issuance.

                  (b) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

                  2.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or any of its subsidiaries is required in connection with the consummation of the transactions contemplated by this Agreement except for (i) filing with the Securities and Exchange Commission on Form 10-C; (ii) Shareholder Approval; and (iii) such filings as have been made.

                  2.5 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a violation of, or be in conflict with, or constitute, with or without the passage of time or the giving of notice or both, a default under, any provision of the Company's certificate of incorporation, as amended, or bylaws, as amended, or any judgment, order, writ or decree, or any contract, agreement or instrument, or require any consent, waiver or approval thereunder, or give rise to a right to terminate or accelerate the performance required thereby, or constitute an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.

                  2.6 Registration Rights Agreement. The Shares are "Registrable Securities" as that term is used in the Registration Rights Agreement dated as of May 29, 1996 between the Company and the Investor (the "Registration Rights Agreement"), and are entitled to all of the benefits of the Registration Rights Agreement, except that the Investor may not require the Company to effect the registration of the Shares prior to the first anniversary of the date of this Agreement.

                  2.7 SEC Documents. The Company has provided the Investor with copies of its Annual Report on Form 10-K for the fiscal year ended October 31, 1996 and its Quarterly Report on Form 10-Q for the quarter ended January 31, 1997 (collectively, the "SEC Documents"), each as filed with the Securities and Exchange Commission. On the date of their respective filings, such SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and none of such SEC Documents contained any untrue statement of a material fact

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         or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  2.8 Financial Statements. The Company has delivered to the Investor its audited consolidated financial statements (consolidated balance sheet and consolidated statements of operations, changes in stockholders' equity and cash flows) at October 31, 1996 and for the year then ended and its unaudited financial statements (consolidated balance sheet and consolidated statement of operations and cash flows) at January 31, 1997 and for the three-month period then ended (collectively the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately describe the financial condition and operating results of the Company and its subsidiaries as of the dates, and for the periods, indicated therein, subject, in the case of the unaudited financial statements, to normal year-end audit adjustments which will not in the aggregate be material.

                  2.9 No Material Adverse Changes. Except as disclosed in the SEC Documents (and, to the extent the following representation relates to HMI, except as previously disclosed to the Investor), since January 31, 1997, there has been no material adverse change in the assets, properties, business, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries and the Company has no knowledge of any event which is likely to result in any such change. To the extent the foregoing representation relates to HMI, it is being made to the best knowledge of the Company.

                  2.10 Disclosure. The Company has fully provided the Investor or its counsel with all the information which the Investor has requested for deciding whether to purchase the Shares and all information which the Company believes is reasonably necessary to enable the Investor to make such decision. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

         3. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:

                  3.1 Authorization. The Investor has all requisite power and authority to enter into this Agreement. This
         Agreement has been duly executed and delivered and

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         constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as enforceability may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  3.2 Purchase Entirely for Own Account. The Shares to be purchased by the Investor will be acquired for investment for its own account, and, except as contemplated by the Registration Rights Agreement or otherwise in accordance with applicable securities laws, not with a view to the resale or distribution of any part thereof and without the present intention of selling, granting any participation in, or otherwise distributing the same.

                  3.3 Investment Experience. The Investor can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

                  3.4 Restricted Securities. The Investor understands that the Shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 of the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                  3.5 Legends. The Investor understands that the certificates evidencing the Shares will bear the following legend:

                           "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER."

                  The Shares shall not be required to bear such legend if an opinion of counsel reasonably satisfactory to the Company is delivered to the Company to the effect that neither the legend nor the restrictions on transfer contained in this

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         Agreement are required to insure compliance with the Act. Whenever, pursuant to the preceding sentence, any certificate for any of the Shares is no longer required to bear the foregoing legend, the Company may, and if requested by the holder thereof, shall, issue to the holder, at the Company's expense, a new certificate not bearing the foregoing legend.

                  3.6 Ownership of HMI Receivables. The Investor owns and has good title to the HMI Receivables, free and clear of all liens, claims, security interests and encumbrances.

         4. Conditions to the Investor's Obligations at Closing. The obligations of the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

                  4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  4.2 Performance. The Company shall have performed and complied with all agreements, covenants, obligations and conditions contained in this Agreement in all material respects that are required to be performed or complied with by it on or before the Closing.

                  4.3 Compliance Certificate. The President or Chief Executive Officer of the Company shall deliver to the Investor at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2, 4.5, 4.8, 4.10 and 4.11 have been fulfilled.

                  4.4 Qualifications; Litigation. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing. No federal, state or local regulatory or other governmental authority shall have taken any action or issued any statement, written or oral, to the effect that the transactions contemplated to be taken at the Closing may not be consummated as currently structured, which action or statement, in the reasonable judgment of the Investor, makes proceeding with the transactions contemplated by this Agreement inadvisable. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge, this Agreement or the consummation of the transactions contemplated by this

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         Agreement, or seeking to obtain substantial damages with respect thereto.

                  4.5 Consents and Coordination. All third party consents and waivers that are required in connection with the Closing under this Agreement, and the consummation of the transactions contemplated hereby, shall be duly obtained and effective as of the Closing.

                  4.6 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be satisfactory in form and substance to the Investor, and the Investor shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

                  4.7 Opinion of Company Counsel. Baer, Marks & Upham LLP, counsel for the Company, shall have delivered an opinion which is addressed to the Investor, dated as of the Closing and substantially in the form delivered pursuant to the Unit Purchase Agreement dated as of November 20, 1995 between the Company and the Investor (the "Unit Purchase Agreement").

                  4.8 Banks Waiver and Consent. The Company shall have received, in form and substance satisfactory to the Investor, (i) the waiver of the lenders (the "Banks") party to the Credit Agreement dated as of July 31, 1996, as amended (the "Credit Agreement") among the Company, the Banks and Bankers Trust Company, as Agent, of any right the Banks may have to the proceeds of the transactions contemplated hereby to prepay outstanding indebtedness of the Company under the Credit Agreement, (ii) the consent of the Banks to the issuance and sale of the Shares and waiver of any events of default caused in connection therewith, and (iii) such other consents and waivers of the Banks as may be required in connection with the transactions hereunder.

                  4.9 Hart-Scott-Rodino. Any applicable waiting periods in respect of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired at or prior to the Closing.

                  4.10 Shareholder Meeting. A special or annual meeting of shareholders of the Company (the "Shareholder Meeting") shall have been duly called and held at which meeting the shareholders of the Company shall have had an opportunity to vote on a proposal to approve this Agreement and the transactions contemplated hereby and at the Shareholder Meeting, Shareholder Approval shall have obtained.


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                  4.11 Paribas Consent.  The Company shall have received,
         in form and substance satisfactory to the Investor, the consent of Paribas Principal, Inc. to this Agreement and the Registration Rights Agreement.

         5. Conditions to the Company's Obligations at the Closing. The obligations of the Company to the Investor under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of the following conditions, any of which may be waived by the Company:

                  5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  5.2 Payment of Purchase Price. The Investor shall have delivered to the Company a duly executed instrument assigning the HMI Receivables to the Company.

                  5.3 Performance. The Investor shall have performed and complied with all agreements, covenants, obligations and conditions contained in this Agreement in all material respects that are required to be performed or complied with by it on or before the Closing.

                  5.4 Qualifications; Litigation. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing. The Shareholder Approval shall be duly obtained and effective as of the Closing. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge, this Agreement or the consummation of the transactions contemplated by this Agreement, or seeking to obtain substantial damages with respect thereto.

                  5.5 Banks Waiver and Consent. The Company shall have received, in form and substance satisfactory to the Company, (i) the waiver of the Banks of any right they may have to the proceeds of the transactions contemplated hereby to prepay outstanding indebtedness of the Company under the Credit Agreement, (ii) the consent of the Banks to the issuance and sale of the Shares and waiver of any events of default caused in connection therewith, and (iii) such other consents and waivers of the Banks as may be required in connection with the transactions hereunder.


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                  5.6 Hart-Scott-Rodino.  Any applicable waiting periods
         in respect of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvements
         Act of 1976, as amended, shall have expired at or prior to the Closing.

                  5.7 Consents and Coordination. All consents and waivers that are required in connection with the Closing under this Agreement, and the consummation of the transactions contemplated hereby, shall be duly obtained and effective as of the Closing.

                  5.8 Paribas Consent. The Company shall have received, in form and substance satisfactory to the Company, the consent of Paribas Principal, Inc. to this Agreement and the Registration Rights Agreement.


         6. Covenants of the Company. The Company covenants and agrees with the Investor as follows:

                  6.1 Advice of Changes. The Company will promptly advise the Investor in writing of (i) any event occurring subsequent to the date of this Agreement which would render any representation or warranty of the Company contained in this Agreement, if made on or as of the date of such event or the date of the Closing, untrue or inaccurate in any material respect and (ii) any material adverse change in the business of the Company and its subsidiaries taken as a whole.

                  6.2 Information. The Company will deliver to the Investor the information specified in Section 6.9 of the Unit Purchase Agreement (as in effect on the date hereof), unless the Investor at any time specifically requests that such information not be delivered to it.

                  6.3 Observer and Director Rights. The Company will afford to the Investor the observer, director and other rights specified in Sections 6.11 and 8.1(a) of the Unit Purchase Agreement (as in effect on the date hereof).

                  6.4 Listing Application. The Company shall prepare and file with the NASD an Additional Listing Application, in the form and within the time period prescribed by the NASD, with respect to the listing of the Shares.

                  6.5 Publicity. Except as may be required by law, the Company shall not use the name of, or make reference to, the Investor or any of its affiliates in any press release or in any public manner without the Investor's prior written consent.


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                  6.6 Certain Covenants Relating to Shareholder Approval
         Requirement. (a) The Company will take all action necessary in accordance with applicable law and its Certificate of Incorporation and By-laws to convene a meeting of its shareholders as promptly as practicable to consider and vote upon the approval of this Agreement and the transactions contemplated hereby. The Board of Directors of the Company shall recommend such approval to the shareholders of the Company and the Company shall take all lawful actions to solicit such approval. The Company represents and warrants to, and agrees with, the Investor that the Investor may vote at the Shareholder Meeting in any manner as it, in its sole discretion, may choose, pursuant to Section 7.2(d) of the Unit Purchase Agreement.

                  (b) As soon as practicable, the Company shall file a proxy statement in preliminary and definitive form with the Securities and Exchange Commission in connection with the Shareholder Meeting. The Investor agrees to assist and cooperate with the Company in the preparation of the proxy statement. The definitive proxy statement ("Proxy Statement") for the Shareholder Meeting shall be mailed to shareholders as soon as practicable. The Company represents and warrants to the Investor that the Proxy Statement will comply in all material respects with the requirements of the Exchange Act, and the applicable rules and regulations thereunder, and that the Proxy Statement will contain no untrue statement of any material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         7. Indemnification. The Company agrees to indemnify the Investor and its general and limited partners, and each officer, director, employee, partner, member, agent and affiliate of the Investor and its general and limited partners (the "Indemnified Parties") for, and hold each Indemnified Party harmless from and against: (i) any and all damages, losses, claims and other liabilities of any and every kind, including, without limitation, judgments and costs of settlement, and (ii) any and all out-of-pocket costs and expenses of any and every kind, including, without limitation, reasonable fees and disbursements of one counsel for such Indemnified Parties (selected by the Investor) (all of which expenses periodically shall be reimbursed as incurred), in each case, arising out of or suffered or incurred in connection with (A) any investigative, administrative or judicial proceeding or claim brought or threatened relating to or arising out of the Investor's purchase of the Shares, or this Agreement, the Registration Rights Agreement, or the transactions contemplated hereby and thereby, or (B) any material inaccuracy or alleged inaccuracy in any representation or warranty of the Company made or incorporated by reference in this Agreement or any material breach or alleged breach by the Company of any

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covenant or agreement made or incorporated by reference in this Agreement or the
Registration Rights Agreement.

         8.       Termination.

                  8.1 Termination Prior to Closing. This Agreement may be terminated at any time prior to the Closing:

                  (a) by the mutual consent of the Investor and the Company;

                  (b) by the giving of notice by the Investor or the Company at any time after August 31, 1997 (or such later date as shall have been agreed to in writing by the parties hereto), if at the time notice of such termination is given the Closing shall not have been consummated; or

                  (c) by the Investor, if there has been a material misrepresentation or material breach on the part of the Company in any of the representations, warranties, covenants or agreements of the Company set forth herein, or if there has been any material failure on the part of the Company to comply with its obligations hereunder, or by the Company if there has been a material misrepresentation or material breach on the part of the Investor in any of the representations, warranties, covenants or agreements of the Investor set forth herein, or if there has been any material failure on the part of the Investor to comply with its obligations hereunder.

                  8.2 Liability Upon Termination.

                  (a) In the event of termination of this Agreement pursuant to Sections 8.1(a) or 8.1(b), no party hereto shall have any liability or further obligation to any other party hereto except as provided in Sections 7, 9.7 and 9.8.

                  (b) In the event of termination pursuant to Section 8.1(c),
         (i) if the Investor is the non-breaching party, the Investor shall be entitled to reimbursement of expenses as set forth in Section 9.8 and
         (ii) the non-breaching party shall have the right to pursue all rights and remedies available to it hereunder or otherwise provided at law or equity, including without limitation, the right to seek specific performance and money damages.

         9.       Miscellaneous.

                  9.1 Survival of Warranties. The warranties, representations, covenants and agreements of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing. Neither any investigation by or on behalf

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         of the Investor nor the receipt by the Investor of any data or information from the Company, shall in any way affect the right of the Investor to rely on the representations, warranties, covenants and agreements of the Company or the right of the Investor to terminate this Agreement as provided in Section 8.

                  9.2 Successors and Assigns. The Investor and each assignee of the Investor may, without the consent of the Company, assign its rights under this Agreement, in whole or in part, in connection with any sale or transfer to an affiliate or a partner, and the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  9.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

                  9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  9.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon receipt by the party to be notified or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (i) if to the Company, at the following address:

                           75 Terminal Avenue
                           Clark, New Jersey  07066
                           Attn:  Robert W. Fine


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                           with a copy to:

                           Baer Marks & Upham LLP
                           805 Third Avenue
                           New York, New York  10022
                           Attn:  Leslie J. Levinson

         (ii) if to the Investor, at the following address:

                           50 Charles Lindbergh Blvd.
                           Suite 500
                           Uniondale, New York 11553-3600
                           Attn:  Scott A. Shay

                           with a copy to:

                           Proskauer Rose Goetz & Mendelsohn LLP
                           1585 Broadway
                           New York, New York 10036
                           Attn:  Bruce Lieb

         or at such other address as any of the parties may designate by 10 days' advance written notice to the other parties.

                  9.7 No Finder's Fee. Each party represents that it is not, and will not be, obligated for any finder's fee or commission in connection with this transaction.

                  The Investor agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, employees or representatives is responsible.

                  The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of their respective officers, employees or representatives is responsible.

                  9.8 Expenses. The Company agrees to pay all out-of-pocket fees and reasonable expenses incurred by the Investor in connection with this Agreement and the transactions contemplated hereby (whether or not the transactions contemplated hereby are consummated) including, without limitation, (i) the reasonable fees and expenses of counsel for the Investor incurred in connection with this Agreement and the transactions contemplated hereby (including the reasonable fees and expenses of Proskauer Rose Goetz & Mendelsohn LLP, and including, without limitation, any legal fees and expenses relating to any future waiver, consent or

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
         amendment, whether or not any such future action is given or consummated) and (ii) all filing fees relating to filings under the Hart-Scott-Rodino Antitrust Improvements Act of
         1974, as amended.

                  9.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Investor and the Company.

                  9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  9.11 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

                  9.12 Equitable Adjustments. Prior to the consummation of the Closing, all number of Shares referred to herein shall be equitably adjusted to account for stock splits, stock dividends, mergers and similar corporate events.

                                  [END OF TEXT]

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                  IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                  "COMPANY"

                  TRANSWORLD HOME HEALTHCARE, INC.



                  By: /s/ Robert W. Fine
                  ---------------------------------
                  Name:  Robert W. Fine
                  Title: President



                  "THE INVESTOR"

                  HYPERION PARTNERS II L.P.


                  By:  HYPERION VENTURES II L.P.,
                       its General Partner


                       By: HYPERION FUNDING II CORP.,
                           its General Partner


                           By: /s/ Scott A. Shay
                           ---------------------------------
                              Name:
                              Title:


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